Exhibit 32.2

SECTION 906 CERTIFICATION

of Chief Financial Officer

In connection with the Annual Report of eDiets.com, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Hoyer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2011

By:	/s/ Thomas Hoyer
Name:	Thomas Hoyer
Title:	Chief Financial Officer